Exhibit 32.1


               CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF
                 FINANCIAL OFFICER FEDERAL MORTGAGE CORPORATION
                              OF PUERTO RICO, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350,


In connection with the Quarterly Report of Federal Mortgage Corporation of Puerto Rico, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Schumacher, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 /s/ Michael Schumacher
-----------------------------------
Michael Schumacher
President, Chief Executive Officer,
 Treasurer, and Chief Financial Officer
November 17, 2006





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